SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1998
         --------------------------------------------------------------


                           FLEET FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                    1-6366                      05-0341324
          ------------------------------------------------------------
           (Commission File Number)  (IRS Employer Identification No.)


                ONE FEDERAL STREET, BOSTON, MASSACHUSETTS   02110
              ------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   OTHER MATERIALLY IMPORTANT EVENTS.


               On March 4, 1998, Registrant agreed to issue and sell $250,000,000 of its 6.50% Subordinated Notes Due March 15, 2008 (the "Notes") under Registration Statement No. 333-37231. The Notes were purchased on March 9, 1998 by underwriters, Chase Securities Inc. and Salomon Brothers Inc.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements

               Not  applicable

          (b)  Pro Forma Financial Statements

               Not  applicable

          (c)  Exhibits

               The  following exhibits are filed as part of this report:

               (1)  Underwriting   Agreement   dated  March  4,  1998,   between
                    Registrant and Chase Securities Inc. and Salomon Brothers Inc. relating to the Notes.

               (4)  Specimen certificate of the Notes.

               (5)  Opinion of Edwards & Angell, counsel to the Registrant.

               (12) Statement of Computation of Ratios (for consolidated  ratios of earnings to fixed charges contained in the Prospectus Supplement dated March 4, 1998 relating to the Notes) (Incorporated by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                                FLEET FINANCIAL GROUP, INC.
                                                Registrant


                                                    /s/ John R. Rodehorst
                                                By-----------------------------
                                                    John R. Rodehorst
                                                    Assistant Treasurer


Date: March 9, 1998

                                  Exhibit Index


  Item 601
Exhibit Table
  REFERENCE                               EXHIBIT TITLE
-------------                             -------------

     (1)            Underwriting   Agreement   dated   March  4,  1998   between
                    Registrant and Chase Securities Inc. and Salomon Brothers Inc relating to the Notes.

     (4)            Specimen certificate of the Notes.

     (5)            Opinion of Edwards & Angell, counsel to the Registrant.

     (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus Supplement dated March 4, 1998 relating to the Notes) (Incorporated by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997).